UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 6, 2004

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.

Form 8-K

Item 5. Other Events.

Press Release Issued Projecting Financial Results

The Company issued a press release with certain key preliminary financial results contained therein, including estimated sales for its fourth quarter and full fiscal year and the Company’s end-of-quarter cash and cash equivalent balances and quarterly cash usage. On July 6, 2004, the Company issued a press release attached hereto as an exhibit (99.1).

Press Release Issued Announcing New DuraYAG™ product and Distributor Appointment

The Company issued a press release announcing its DuraYAG product and the appointment of Directed Light, Inc. as a distributor of LightPath products for the Nd:YAG laser markets. On July 8, 2004, the Company issued a press release attached hereto as an exhibit (99.2).

Item 7. Exhibits.

Exhibit	Description
99.1	Press release dated July 6, 2004, announcing LightPath’s projection of fourth quarter and full year financial results.

99.2	Press release dated July 8, 2004, announcing LightPath’s DuraYAG product and the appointment of Directed Light, Inc. as a distributor of DuraYAG for Nd:YAG laser markets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: July 8, 2004	By:	/s/ Monty K. Allen
Monty K. Allen, CFO